U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 16, 2006

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-21743                    36-3680347
----------------------------      ----------------           -------------------
(State or Other Jurisdiction      (Commission File              (IRS Employer
        Incorporation)                 Number)               Identification No.)

  2201 Second Street, Suite 600, Fort
            Myers, Florida                                              33901
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

                                (239) - 337-3434
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Letter of Intent to Acquire HipCricket

      On February 16, 2006, NeoMedia Technologies, Inc. ("NeoMedia) signed a non-binding letter of intent (the "LOI") to acquire HipCricket, Inc. ("HipCricket") of Essex, CT (www.hipcricket.com) in exchange for $500,000 cash and $4,000,000 of NeoMedia common stock. The LOI is subject to due diligence and signing of a mutually agreeable definitive purchase agreement by both parties.

      HipCricket is a leading mobile marketing firm that provides innovative, custom solutions to broadcasters and brand marketers. Today, HipCricket works with five of the top 10 radio groups in the U.S. as well as with some 40 major brand marketers. HipCricket combines senior marketing expertise with state-of-the-art mobile and event marketing technologies to offer clients unprecedented interactivity with their consumers, viewers, listeners or customers on a one-to-one personal level.

      The LOI is attached hereto as Exhibit 16.1. On February 17, 2006, NeoMedia issued a press release with respect to the LOI, attached hereto as Exhibit 16.2.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Promissory Note

      On February 16, 2006, NeoMedia loaned HipCricket the principal amount of $250,000 in the form of an unsecured promissory note (the "Note"). The Note accrues interest at a rate of 8% per annum. The Note will be applied toward the cash portion of the purchase price upon signing of a definitive purchase agreement for the acquisition of all of the outstanding shares of HipCricket by NeoMedia, as contemplated the LOI. In the event the acquisition is not consummated, the Note will become due 90 days after termination of the LOI. In the event the LOI is terminated and the Note is not repaid within 90 days of such cancellation, the Note will convert into shares of HipCricket common stock.

      The Note is attached hereto as Exhibit 16.3.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NeoMedia Technologies, Inc.
                                        ----------------------------------------
                                        (Registrant)


Date: February 16, 2006                 By: /s/ Charles T. Jensen
      -----------------                     ------------------------------------
                                            Charles T. Jensen, President,
                                            Chief Executive Officer and Director

                                  EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------
      16.1         Letter of Intent between NeoMedia and HipCricket
      16.2         Press release dated February 17, 2006
      16.3         Promissory Note